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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  July 20, 2005
                                  -------------
                Date of Report (Date of earliest event reported)



                                AptarGroup, Inc.
                                ----------------
             (Exact name of registrant as specified in its charter)


         Delaware                       1-11846                  36-3853103
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

       475 West Terra Cotta Avenue, Suite E, Crystal Lake, Illinois, 60014
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 815-477-0424.
                                                            ------------


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02         Results of Operations and Financial Condition.
                  ---------------------------------------------



         On July 20, 2005 AptarGroup, Inc. announced its results of operations and financial condition for the quarter ended June 30, 2005. The press release regarding this announcement is furnished as Exhibit 99.1 hereto.


         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------


      (c) Exhibits

      99.1    Press release issued by AptarGroup, Inc. dated July 20, 2005.








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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                AptarGroup, Inc.


Date:  July 20, 2005                       By:  /s/ Stephen J. Hagge
                                                --------------------
                                                Stephen J. Hagge
                                                Executive Vice President, Chief
                                                Financial Officer and Secretary






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                                  Exhibit Index
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Exhibit No.
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 99.1             Press Release issued by AptarGroup, Inc. dated July 20, 2005.